UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 13, 2002
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                Date of Report (Date of Earliest Event Reported)


                            Golden State Bancorp Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

        000-29654                                        95-4642135
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 (Commission File Number)                      (IRS Employer Identification No.)

                    135 Main Street, San Francisco, CA 94105
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                    (Address of principal executive offices)

                                  415-904-1100
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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        (Former name or former address and, if changed since last report)

ITEM 5.  OTHER EVENTS.

In accordance with the U. S. Securities and Exchange Commission's Order No. 4-460, Golden State Bancorp herein files sworn statements pursuant to Section 21
(a) (1) of the Securitites Exchange Act of 1934.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibits are filed as part of this report:

Exhibit Number                           Description
--------------                           -----------

    99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings

    99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Related to Exchange Act Filings

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                             Golden State Bancorp Inc.




                                                  /s/  James R. Eller, Jr.
                                             -----------------------------------
                                             By: James R. Eller, Jr.
                                             Senior Vice President and Secretary

August 9, 2002

                                  EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------

    99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings

    99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Related to Exchange Act Filings